Exhibit 99.1

Unusual Machines Expands Orlando Manufacturing Footprint to Support Battery Operations

New 14,000-square-foot facility builds on Upgrade Energy’s existing operations ahead of the anticipated acquisition, expanding domestic battery production capacity

ORLANDO, FLORIDA / ACCESS Newswire / June 25, 2026 — Unusual Machines, Inc. (NYSE American: UMAC), a leading manufacturer of NDAA-compliant drone components, today announced the signing of a lease for approximately 14,000 square feet of manufacturing and operational space in Orlando, Florida. The facility will support the Company’s growing battery business in connection with its planned acquisition of Upgrade Energy, which is expected to close by mid-third quarter of 2026.

Upgrade Energy currently operates from an approximately 18,500-square-foot facility in California focused on battery and power systems production. As the companies prepare for the anticipated closing of the acquisition, Unusual Machines is taking steps to support the continued scaling of those operations while adding manufacturing capacity in Orlando to support future growth.

“Battery systems are critical, and several batteries are generally used with each drone,” said Allan Evans, Chief Executive Officer of Unusual Machines. “This facility supports the next phase of our growth and expands our domestic manufacturing capabilities so we can be sure our customers get the parts they need.”

The Orlando facility is expected to complement Upgrade Energy’s existing California operations and support the continued growth of the Company’s battery and power systems business in the United States.

About Unusual Machines

Unusual Machines manufactures and sells drone components and drones across a diversified brand portfolio, which includes Fat Shark, the leader in FPV (first-person view) ultra-low latency video goggles for drone pilots. The Company also retails small, acrobatic FPV drones and equipment directly to consumers through the curated Rotor Riot ecommerce store. With a changing regulatory environment, Unusual Machines seeks to be a dominant Tier-1 parts supplier to the fast-growing multi-billion-dollar U.S. drone industry. According to Fact.MR, the global drone accessories market is currently valued at $17.5 billion and is set to top $115 billion by 2032. For more information, please visit unusualmachines.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s acquisition of Upgrade Energy, growth and expansion of  the Company’s domestic manufacturing.  Forward-looking statements are often identifiable by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will,” or “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for making each forward-looking statement contained in this press release, the Company cautions that these statements are based on a combination of facts and factors currently known by the Company and its expectations of the future, about which the Company cannot be certain. Forward-looking statements are subject to considerable risks and uncertainties, as well as other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: our reliance on third parties to deliver parts needed to manufacture our drone components; risks related to inventory management and potential obsolescence; uncertainty regarding government procurement programs and timelines; risks associated with our rapid expansion, the meeting of closing conditions and the various risk factors relating to manufacturing and other risks described within the section entitled “Risk Factors” in the Company’s 2025 Annual Report on Form 10-K and in our Prospectus Supplement dated March 19, 2026. . The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances, except as required by law.

Investor Contact:

investors@unusualmachines.com

Media Contact:

media@unusualmachines.com